SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)       September 30, 2007
CITIZENS & NORTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90-92 Main Street, Wellsboro, PA		16901

(Address of Principal Executive Office)		(Zip Code)
Registrant’s telephone number, including area code       (570) 724-3411
N/A

(Former name or former address, if changed since last report)

ITEM 2.02. Results of Operations and Financial Condition
Citizens & Northern Corporation announced the unaudited, consolidated financial results for Citizens & Northern Corporation and subsidiaries for the nine-month and three-month periods ended September 30, 2007. On October 10, 2007, Citizens & Northern Corporation issued a press release titled “C&N Announces Third Quarter 2007 Unaudited Financial Results” a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Also, Citizens & Northern Corporation’s “Quarterly Report,” a report that includes unaudited financial information, will be mailed to shareholders on or about October 19, 2007. A copy of the Quarterly Report is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.
Exhibit 99.1: Press Release issued by Citizens & Northern Corporation dated October 10, 2007, titled “C&N Announces Third Quarter 2007 Unaudited Financial Results.”

Exhibit 99.2: Quarterly Report, which includes unaudited financial information.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CITIZENS & NORTHERN CORPORATION
Date: 10/10/07	By:	/s/ Craig G. Litchfield
Chairman, President and Chief Executive Officer